                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for the Use of the
                                                   Commission Only (as permitted by Rule
                                                   14a-6(e)(2))
[X]  Definitive Proxy Statement                [ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec-
     tion 240.14a-11(c) or Section 240.14a-12

                               ZAPATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 [Zapata logo]

                                                              September 21, 2004

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Zapata Corporation, to be held on November 1, 2004, at 11:00 a.m., local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424.

     At the meeting, stockholders will be asked to consider matters contained in the enclosed Notice of Annual Meeting of Stockholders, we will report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2003 containing our consolidated financial statements preceded or accompanies this mailing.

     Registered stockholders can vote their shares by using a toll-free telephone number. Instructions for using this convenient service are provided on the proxy card. You may still vote your shares by marking your votes on the proxy/instruction card. You may also vote your shares in person if you attend the Annual Meeting thereby canceling any proxy previously given.

     We appreciate your continued interest in Zapata.

                                          Sincerely,

                                          /s/ Avram A. Glazer

                                          AVRAM A. GLAZER
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                               ZAPATA CORPORATION
                         100 MERIDIAN CENTRE, SUITE 350
                           ROCHESTER, NEW YORK 14618
                                 (585) 242-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 1, 2004

To the Stockholders of Zapata Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Zapata Corporation, a Nevada corporation ("Zapata" or the "Company"), will be held on November 1, 2004 at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424 at 11:00 a.m., local time, for the following purposes:

          1. To elect two Class III directors;

          2. To ratify the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     A copy of the Annual Report of the Company's operations during the year ended December 31, 2003 was previously forwarded or accompanies this Proxy Statement. A Proxy Statement and proxy/voting instruction card ("Proxy Card") accompany this Notice. The enclosed Proxy Statement contains information regarding the matters to be acted upon at the Annual Meeting.

     The Board of Directors has set the close of business on September 15, 2004 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed following the record date. A list of such stockholders will be available at the place of the Annual Meeting for inspection at least ten (10) days prior to the Annual Meeting.

     Stockholders are cordially invited and encouraged to attend the Annual Meeting in person. In the event that stockholders cannot attend the Annual Meeting, registered stockholders can vote their shares by completing and returning the enclosed Proxy Card, properly signed or by using a toll-free telephone number. Instructions for using this convenient service are provided on the Proxy Card.

                                          By Order of the Board of Directors,

                                          /s/ Avram A. Glazer

                                          AVRAM A. GLAZER
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Rochester, New York
September 21, 2004

                               ZAPATA CORPORATION
                         100 MERIDIAN CENTRE, SUITE 350
                           ROCHESTER, NEW YORK 14618
                                 (585) 242-2000

                                PROXY STATEMENT

GENERAL

     This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and Proxy/Voting Instructions Card (the "Proxy Card") are being furnished to the stockholders of Zapata Corporation ("Zapata" or the "Company") by the Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on November 1, 2004, at 11:00 a.m., local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424 and at any adjournments thereof (the "Annual Meeting").

     It is contemplated that this Proxy Statement and the accompanying form of Proxy Card will first be mailed to Zapata stockholders on or about September 24, 2004. The principal executive offices of the Company are located at 100 Meridian Centre, Suite 350, Rochester, New York 14618; telephone (585) 242-2000.

     As an alternative to voting by proxy or in person, registered stockholders can simplify their voting and save the Company expense by calling 1-800-PROXIES (or 1-800-776-9437). Telephone voting information is provided on the Proxy Card. A Control Number, located above the stockholder's name and address on the lower left of the Proxy Card, is designed to verify stockholders' identity and allow them to vote their shares and confirm that their voting instructions have been properly recorded.

     If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive. The availability of telephone voting will depend on the voting processes of the bank or broker that holds your shares.

     If you do not choose to vote by telephone, you may still return your Proxy Card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the Proxy Card. If your Proxy Card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. If you do vote by telephone, it is not necessary to return your Proxy Card.

     The Company effected a one-for-ten reverse split of its outstanding shares of common stock, par value $.01 per share (the "Common Stock"), on January 30, 2001 at 5:00 p.m. Where a number of shares of Common Stock is listed in this Proxy Statement for a date or period prior to the effective date of the reverse stock split, that number of shares of Common Stock has been proportionately adjusted as if the one-for-ten reverse stock split had been in effect on that prior date or during that prior period.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, including any adjournment(s) thereof, the stockholders of Zapata will be asked to consider and vote upon the proposals to elect directors and to ratify the Company's independent auditors which are summarized in the attached Notice of Annual Meeting. The director nominees and each proposal are described in more detail in this Proxy Statement.

RECORD DATE; OUTSTANDING SHARES; QUORUM

     The Board of Directors of the Company has fixed the close of business on September 15, 2004 (the "Record Date") as the date for the determination of stockholders who are entitled to vote at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. As of the Record Date, the Company's outstanding capital stock consisted of 2,391,315 shares of Common Stock held by approximately 2,950 holders of record entitled to vote on the matters described herein. Each share of Common Stock is entitled to one vote in the election of directors and on each matter submitted for stockholder approval. The Common Stock is the Company's only outstanding class of stock as of the date of this Proxy Statement.

QUORUM; ABSTENTIONS AND NON-VOTES; VOTE REQUIRED

     The presence at the meeting, in person or by proxy, of the holders of a majority of the Company's outstanding shares of voting stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be adjourned or postponed in order to permit further solicitations of proxies by the Company.

     With respect to the election of two Class III directors, the two nominees receiving the highest number of affirmative votes will be elected as Class III directors. The proposal to ratify the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition and a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the approval of the independent auditors.

     The Malcolm I. Glazer Family Limited Partnership, a Nevada limited partnership, which, as of the date of this Proxy Statement, held approximately 51% of the outstanding shares of Common Stock, has notified the Company that it intends to vote all of its shares at the Annual Meeting in favor of the election of nominees for director named herein and for the ratification of the appointment of PricewaterhouseCoopers LLP.

VOTING PROXIES

     All shares which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the meeting and not revoked, will be voted as specified in the proxy. If no instructions have been given in a proxy and authority to vote has not been withheld, the shares represented thereby will be voted: for the election of all nominees for director named herein; for the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors; and, in the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting. Proxies may be revoked at any time prior to the exercise thereof by filing with the Corporate Secretary, at the Company's principal executive offices, a written revocation or a duly executed proxy bearing a later date or by appearing at the meeting and voting in person.

STOCKHOLDER LIST

     For a period of at least ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available at the place of the Annual Meeting so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Pursuant to the Company's Articles of Incorporation (the "Articles") and By-Laws, the Board of Directors has fixed the size of the Board at seven (7) directors. The Articles provide for division of the Board into three classes (Class I, Class II and Class III) of as nearly equal number of directors as possible. Thus, Class I and Class III are comprised of two directors each and Class II is comprised of three directors.

     The term of each Class of directors is three years with the term for one Class expiring each year in rotation. As a result, each year, one Class of directors is elected. The term of the Class III directors expires at the Annual Meeting.

     Proxies cannot be voted for a greater number of persons than the two nominees named. If any nominee becomes unavailable for any reason, shares represented by the proxies designated as such in the enclosed Proxy Card will be voted for such person or persons, if any, as may be designated by the Board of Directors. At present, it is not anticipated that any nominee will be unable to serve. Directors will be elected by a plurality of the votes cast for each director at the Annual Meeting.

NOMINEES FOR ELECTION AS DIRECTORS

  Class III Nominees -- Three Year Term Expiring in the Year 2007

     Edward S. Glazer, age 34, has served as a director since 1997. For more than the past five years, he has been employed by, and has worked on behalf of, Malcolm I. Glazer a self-employed private investor whose diversified portfolio consists of investments in television broadcasting, restaurant equipment, food services equipment, health care, banking, real estate, stocks, government securities and corporate bonds, and who owns and controls the Malcolm I. Glazer Family Limited Partnership. He has also been employed by, and has worked on behalf of a number of entities owned and controlled by Malcolm I. Glazer, including The Tampa Bay Buccaneers, a National Football League franchise, where he serves as the Executive Vice President. Mr. E. Glazer is the brother of Avram
A. Glazer, Bryan G. Glazer and Darcie S. Glazer.

     Robert V. Leffler, Jr., age 58, has served as a director since May 1995. For more than the past five years, Mr. Leffler has owned and operated the Leffler Agency, an advertising and marketing/public relations firm based in Baltimore, Maryland and Tampa, Florida, which specializes in sports, rental real estate and broadcast television. Mr. Leffler serves on the Audit and Compensation Committees of the Company's Board of Directors.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES AS CLASS III DIRECTORS.

INFORMATION REGARDING DIRECTORS WHO ARE NOT NOMINEES FOR ELECTION AT THE ANNUAL MEETING

  Class I Directors -- Three Year Term Expiring in the Year 2005

     Darcie S. Glazer, age 36, has served as a director since 2002. For more than the past five years, she has been employed by, and has worked on behalf of, Malcolm I. Glazer and a number of entities owned and controlled by Malcolm I. Glazer, including First Allied Corporation. Ms. Glazer serves as the Executive Vice President of First Allied Corporation. Ms. Glazer served as an investment analyst for Zapata from 1996 to February 2001. She also serves as a director of Omega Protein Corporation (NYSE: OME), Zapata's majority-owned subsidiary. Ms. Glazer is the sister of Avram A. Glazer, Bryan G. Glazer, and Edward S. Glazer.

     Bryan G. Glazer, age 39, has served as a director since May 1997. For more than the past five years, he has been employed by, and has worked on behalf of, Malcolm I. Glazer and a number of entities owned and controlled by Malcolm I. Glazer, including The Tampa Bay Buccaneers. Mr. B. Glazer serves as the Executive Vice President of The Tampa Bay Buccaneers. He also serves as a director of the Tampa Bay Performing Arts Center. He is the brother of Avram A. Glazer, Edward S. Glazer and Darcie S. Glazer.

  Class II Directors -- Three Year Term Expiring in the Year 2006

     Avram A. Glazer, age 43, has been a director of Zapata since July 1993. Mr. Glazer has served as President and Chief Executive Officer of the Company since March 1995, and has also served as Chairman of the Board since March 1, 2002. He serves as a director, president, and chief executive officer of Zap.Com Corporation (OTCBB: ZPCM), Zapata's 98%-owned subsidiary (which until December 2000 was an internet advertising and e-commerce network company, and is currently a public shell company). He is also Chairman of the Board and a director of Omega Protein Corporation (NYSE: OME), Zapata's majority-owned subsidiary, and a director of Safety Components International, Inc. (OTCBB:
SAFY), Zapata's majority-owned subsidiary. He has served in these capacities with Omega Protein and Safety Components since January 1998 and January 2004, respectively. Avram A. Glazer is the brother of Bryan G. Glazer, Edward S. Glazer and Darcie S. Glazer.

     Warren H. Gfeller, age 52, has served as a director since May 1997. For more than the past five years, he has operated Clayton/Hamilton Equities, L.L.C., Stranger Valley Company, L.L.C. and Tatgc Chemical and Manufacturing, Inc. Mr. Gfeller also serves as a director and as chairman of the audit committee of Inergy, LP (NASD: NRGY) and Duckwall-ALCO Stores, Inc. (NASD:
DUCK), and as a director of Gardner Bancshares, Inc., and the Kansas Wildscape Foundation. Mr. Gfeller serves on the Audit and Compensation Committees of the Company's Board of Directors.

     John R. Halldow, age 37, has served as a director since June 2001. Mr. Halldow is currently employed as the Director of Public Affairs for Rural Metro Medical Services. From January 1999 through March 2003, Mr. Halldow served as the Director of Government Relations for Erdman Anthony, an engineering firm, in its Rochester, New York office. Prior to that time, from 1992 through December 1998, Mr. Halldow worked as the Eastern Regional Manager in the Office of U.S. Representative Bill Paxon, in Victor, New York. Mr. Halldow serves on the Audit Committee of the Company's Board of Directors.

BOARD OF DIRECTORS -- COMMITTEES AND MEETINGS

     The Board of Directors has as two standing committees, the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee or a committee performing the function of a nominating committee. The Board of Directors has determined that Zapata is a "controlled company" for the purposes of Section 303A of the New York Stock Exchange Listed Company Manual (the "NYSE Rules"), as the Malcolm I. Glazer Family Limited Partnership holds more than 50% of the Company's Common Stock and voting power. As a result, the Company is exempt from the provisions of Section 303A that require it, among other things, to have a board of directors comprised of a majority of independent directors, to have a compensation committee charter, and a nominating committee, and it is making use of these exemptions.

     Audit Committee. The primary objective and role of the Audit Committee is to assist the Board in monitoring:

     - the integrity of the accounting and financial reporting practices of the Company;

     - the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company;

     - performance of the Company's internal audit function; and

     - the compliance by the Company with legal and regulatory requirements.

     In doing so, the Audit Committee:

     - meets with the Company's independent auditors to review the Company's accounting policies, internal controls and other accounting and auditing matters;

     - confirms and assures the outside auditor's independence; makes recommendations to the Board of Directors as to the engagement of independent auditors; and

     - approves the fees and other compensation to be paid to the independent auditors.

     The Board of Directors has adopted an amended and restated charter for the Audit Committee which governs its structure, membership and operation, which is attached as Appendix A to this Proxy Statement. The Committee has also established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding these matters.

     The Audit Committee currently is composed of Mr. Warren Gfeller (Chairman), Mr. Robert V. Leffler, Jr. and Mr. John R. Halldow. The Board of Directors has determined that Mr. Warren Gfeller qualifies as an "audit committee financial expert," as defined by Item 402(h)(2) of Regulation S-K promulgated the Securities and Exchange and Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). The Board of Directors has also determined that each member is "independent," as such term is defined by the current listing standards of the NYSE Rules governing audit committees.

     Compensation Committee.  The Committee has overall responsibility for:

     - approving and evaluating officer compensation plans, policies and programs of the Company; and

     - overseeing the production of an annual report on executive compensation for inclusion in the Company's proxy statement.

     The Compensation Committee currently is composed of Mr. Robert W. Leffler, Jr. (Chairman) and Mr. Warren H. Gfeller. The Compensation Committee does not have a charter.

     During 2003, the Board of Directors held 4 meetings and acted by unanimous written consent 3 times. In addition, the Audit Committee held 4 meetings and the Compensation Committee held 3 meetings. During 2003, each director of the Company attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which each of them sit, except Edward Glazer who attended 50% of the Board of Directors meetings in 2003.

CORPORATE GOVERNANCE

     As a controlled company for the purposes of Section 303A of the NYSE Rules, the Company is exempt from the provisions that require it, among other things, to have a board of directors comprised of a majority of independent directors, to have a compensation committee charter, and a nominating committee, and it is making use of these exemptions. At such time when the Company ceases to be a controlled company, it will adhere to the applicable transition periods provided for by the NYSE Rules, in coming into full compliance with all of the requirements of Section 303A.

     Assuming the re-election of each of the nominees for director at the Annual Meeting, the Board of Directors will have three members who have been determined by the Board of Directors to be independent under Section 303A.02 of the NYSE Rules. These directors are Messrs. Gfeller, Halldow and Leffler. The Board of Directors made this determination on the basis that none of these directors has any material relationship with the Company or any of its subsidiaries.

     The non-management directors will meet at least four times a year without management present. The Board will designate a director to lead such sessions. The Board has not yet designated such director. The non-management directors can set their own agenda, maintain minutes and report back to the Board as a whole. Non-management directors who do not meet the independence requirements of the NYSE Rules and any other applicable laws, rules and regulations regarding independence may participate in these sessions, but those directors who do meet the referenced independence requirements must meet in separate executive session without the participation of other directors at least once a year.

     As a "controlled company" for the purposes of Section 303A of the NYSE Rules, and because of the relatively small size of the Board of Directors, the Board of Directors has determined that it is appropriate not to have a nominating committee. The entire Board of Directors functions in the capacity of a nominating committee (which includes members that do not meet the NYSE definition of "independent director").

     Stockholders and members of the Company's Board submit nominees for election to the Company's Board of Directors to the entire Board for its consideration. Historically, the Company has not had a formal policy concerning stockholder recommendations to the Board of Directors. Except for the nominations made by the Malcolm I. Glazer Family Limited Partnership, the Company has not received any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in the Company's Proxy Statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate to the Company's Chief Executive Officer and Chairman of the Board of Directors, Avram Glazer. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long).

     In evaluating director nominees, the Board considers the appropriate skills and personal characteristics needed in light of the makeup of the current Board, including considerations of character, background and experience. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.

     The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

     Director nominee E. Glazer and directors A. Glazer, D. Glazer and B. Glazer were submitted for nomination for election to the Company's Board of Directors by the Malcolm I. Glazer Family Limited Partnership.

     The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders.

     Stockholders who wish to communicate with the Board or any individual director can write to:

     Zapata Corporation
     Board Administration
     100 Meridian Centre, Suite 350
     Rochester, New York 14618

     The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

     - forward the letter to the director or directors to whom it is addressed;

     - attempt to handle the matter directly (as where information about the Company or its stock is requested); or

     - not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

     A summary of all relevant communications that are received after the last meeting and which are not forwarded will be presented at each Board meeting along with any specific communication requested by a director.

DIRECTORS' COMPENSATION

     During 2003, directors who were not employees of the Company were paid an annual retainer of $30,000 (on a quarterly basis), plus $1,000 for each committee of the Board of Directors on which a director served. Those directors who also are employees of the Company do not receive any additional compensation for their services as directors.

EXECUTIVE OFFICERS

     The following sets forth certain information with respect to the Executive Officers of the Company, as of the date of this Proxy Statement. All officers of the Company serve at the pleasure of the Company's Board of Directors until their successors are elected and qualified.

NAME                                        AGE                        POSITION
----                                        ---                        --------
Avram A. Glazer...........................  43    Chairman of the Board, President and Chief
                                                  Executive Officer
Leonard DiSalvo...........................  46    Vice President -- Finance and Chief Financial
                                                  Officer
Gordon E. Forth...........................  43    Secretary

     Leonard DiSalvo, age 46, joined Zapata in September 1998 and currently serves as its Vice President -- Finance and Chief Financial Officer. Mr. DiSalvo also currently serves as Vice President -- Finance and Chief Financial Officer of Zap.Com Corporation, a position he has held since April 1999, and a director of Zapata's majority-owned subsidiary, Safety Components International, Inc. (OTCBB: SAFY), a position he has held since January 2004. Mr. DiSalvo also serves as Chairman of the Safety Components' Compensation Committee. Mr. DiSalvo has 20 years of experience in the areas of finance and accounting. Mr. DiSalvo served as a finance manager for Constellation Brands, Inc., a national manufacturer and distributor of wine, spirits and beer, from 1996 to 1998. Prior to that position, Mr. DiSalvo held various management positions in the areas of finance and accounting at Bausch & Lomb Incorporated. Mr. DiSalvo is a Certified Public Accountant.

     Gordon E. Forth, age 43, has served as Zapata's Secretary since December 1998. Mr. Forth also serves as Secretary of Zap.Com Corporation, a position he has held since April 1999. Mr. Forth is a partner of Woods Oviatt Gilman LLP, a Rochester, New York based law firm. Mr. Forth has practiced law at the Woods Oviatt firm since 1987.

     See Proposal 1 -- Election of Directors above for information concerning the Company's Chairman of the Board, President and Chief Executive Officer, Avram A. Glazer.

                             EXECUTIVE COMPENSATION

     The summary compensation table below sets forth information regarding compensation with respect to 2003, 2002 and 2001 for services in all capacities rendered to the Company and its subsidiaries by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company with annual compensation in excess of $100,000 who were serving as executive officers during 2003 (the "Named Officers").

EXECUTIVE COMPENSATION

                                                                             LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                          ---------------
                                                  ANNUAL COMPENSATION       SECURITIES
                                        FISCAL   ----------------------     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR    SALARY($)     BONUS($)   OPTIONS/SARS(#)   COMPENSATION
---------------------------             ------   ---------     --------   ---------------   ------------
Avram A. Glazer,(2)...................   2003    $400,000      $200,000           --               --
  Chairman of the Board, President       2002     400,000       200,000           --               --
  and Chief Executive Officer            2001     300,000       200,000           --               --
Leonard DiSalvo,(3)...................   2003    $150,594(1)   $ 25,000       20,000           $7,025(4)
  Vice President -- Finance and Chief    2002     139,880(1)     25,000           --            5,550(4)
  Financial Officer                      2001     137,025(1)     25,000       12,500            3,154(4)

---------------
(1) Includes compensation deferred pursuant to the Company's qualified 401K
    Plan.

(2) Mr. A. Glazer was elected Chairman of the Board of Zapata on March 1, 2002. He also serves as President and Chief Executive Officer of both Zapata and Zap.Com, Zapata's 98% owned subsidiary. Zapata allocated approximately $4,000, $4,000 and $0 of Mr. A. Glazer's annual salary for 2003, 2002 and 2001, respectively, to Zap.Com under a shared services agreement between the two companies. No amounts of Mr. A. Glazer's bonuses have been allocated to Zap.Com.

(3) Mr. DiSalvo serves as Vice President -- Finance and Chief Financial Officer of both Zapata and Zap.Com. Zapata allocated approximately $7,000, $7,000 and $0 of Mr. DiSalvo's annual salary for 2003, 2002 and 2001, respectively, to Zap.Com under a shared services agreement between the two companies. No amounts of Mr. DiSalvo's bonuses have been allocated to Zap.Com.

(4) Amounts presented represent the Company's matching contribution to Mr. DiSalvo's account under the Zapata Corporation 401(k) Plan.

     While the Company's officers receive benefits in the form of certain perquisites, none of the Named Officers received perquisites which exceeded in value the lesser of $50,000 or 10% of such officer's total annual salary and bonus for any of the years shown in the Summary Compensation Table.

     During 2002 and 2001, the Company did not grant or award any stock options, stock appreciation rights or stock awards or cash awards to any of the Named Officers. The following table provides information concerning the grant of stock options for the Company's Common Stock made to the Named Officers during 2003:

                          OPTION GRANTS IN FISCAL 2003

                                                                                     POTENTIALLY REALIZABLE
                                              PERCENT OF                            VALUE AT ASSUMED ANNUAL
                                NUMBER OF       TOTAL                                 RATE OF STOCK PRICE
                                SECURITIES     OPTIONS                                  APPRECIATION FOR
                                UNDERLYING    GRANTED TO    EXERCISE                     OPTION TERM(2)
                                 OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION  ------------------------
NAME                            GRANTED(1)   FISCAL YEAR    ($/SHARE)      DATE         5%          10%
----                            ----------   ------------   ---------   ----------  ----------  ------------
Leonard DiSalvo...............    20,000        74.2%        $54.50     12/08/2013   $685,000    $1,737,000

---------------
(1) Stock options are awarded at the fair market value of Common Stock at the date of grant. All options are exercisable in cumulative one-third installments vesting annually beginning on the first anniversary of the date of grant.

(2) The amounts shown as potentially realizable values are based on arbitrarily assumed rates of stock price appreciations of 5% and 10% over the full term of the options (10 years), as required by applicable regulations and are provided for illustrative purposes only and do not reflect the Company's estimate or projection of future Common Stock prices.

     The following table provides information concerning options held by the Named Officers as of end of 2003.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                 NUMBER OF
                                                           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                  SHARES                    UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                 ACQUIRED      VALUE        AT FISCAL YEAR-END          AT FISCAL YEAR-END($)
NAME                            ON EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                            -----------   --------   -------------------------   ----------------------------
Avram A. Glazer...............       --           --          13,459/0                    $158,009/$0
Leonard DiSalvo...............       --           --           9,833/24,167               $298,238/$218,937

---------------
(1) On December 31, 2003, the closing price per share of the Company's Common Stock on the NYSE was $57.99.

CERTAIN EMPLOYEE BENEFITS

     Zapata's executive officers participate or have participated in certain stock option and incentive plans, retirement and profit sharing/401(k) plans sponsored by Zapata, some of which are intended to qualify for tax-favored treatment under the Internal Revenue Code, as amended (the "Code"). These plans include Zapata's Amended and Restated 1996 Long-Term Incentive Plan, the Zapata Pension Plan ("Pension Plan"), the Zapata Supplemental Pension Benefit Plan and the Zapata Corporation 401(k) Plan.

     The Amended and Restated 1996 Long-Term Incentive Plan (the "1996 LTIP") was approved by the stockholders on December 5, 1996. The 1996 LTIP provides for the granting of nonqualified stock options to key employees of the Company. Under the 1996 LTIP, options may be granted by the Committee at prices equivalent to the market value of the common stock on the date of grant. Options become exercisable in one or more installments on such dates as the Committee may determine. Unexercised options will expire on varying dates up to a maximum of ten years from the date of grant. During 1999, the stockholders amended and restated the 1996 LTIP to increase the number of shares available for options granted under the plan from 500,000 to 1,000,000 shares. At December 31, 2003, stock options covering a total of 104,566 shares had been exercised and a total of 738,550 shares of common stock are available for future stock options or other awards under the 1996 LTIP. As of December 31, 2003 there were options for the purchase of up to 156,884 shares outstanding under the 1996 LTIP.

     Zapata maintains a pension plan that is a non-contributory qualified defined benefit pension plan and is intended to qualify under Internal Revenue Code sec.401(a). All employees of Zapata are eligible. Highly compensated employees (generally, employees who own more than 5% of the stock of Zapata and employees earning in excess of $85,000) became eligible to participate on January 1, 2002. Based on the January 1, 2002 plan amendment, highly compensated employees were credited with up to 5 years of prior service. An employee becomes a participant upon completion of one-year of service (1,000 hours in a computation period) or attainment of age 21, whichever is later. Retirement benefits under the pension plan are based on an employee's length of employment, average monthly compensation and social security covered compensation. Compensation for this purpose includes salary and other compensation paid by Zapata and reportable on Form W-2, but excludes fringe benefits (cash and non-cash), including compensation related to stock option plans which is reported in the above Summary Compensation Table. The Code limits the amount of compensation that may be considered ($200,000 for 2003) and the annual benefits which may be payable from the pension plan. Pension plan participants are 100% vested in accrued benefits after five years of vesting service.

     The following table shows the estimated annual benefit payable to employees on retirement under Zapata's pension plan to employees in the specified compensation and years of service classification. The retirement benefits shown are based upon an employee retiring at age 65 in 2003 who elect to receive benefits in the form of a single life annuity (although a participant can select other methods of calculating benefits). The amounts shown are based on current average social security wage base amounts and are not subject to any deduction for social security or other offset amounts.

                          PENSION PLAN BENEFITS TABLE

                                                                YEARS OF SERVICE
                                                ------------------------------------------------
REMUNERATION(*)                                   15        20        25        30         35
---------------                                 -------   -------   -------   -------   --------
$125,000......................................  $29,804   $39,739   $49,674   $59,608   $ 69,543
 150,000......................................   36,179    48,239    60,299    72,358     84,418
 175,000......................................   42,554*   56,739*   70,924*   85,108*    99,293*
 200,000......................................   48,929*   65,239*   81,549*   97,858*   114,168*
 225,000......................................   48,929*   65,239*   81,549*   97,858*   114,168*
 250,000......................................   48,929*   65,239*   81,549*   97,858*   114,168*
 300,000......................................   48,929*   65,239*   81,549*   97,858*   114,168*
 400,000......................................   48,929*   65,239*   81,549*   97,858*   114,168*
 450,000......................................   48,929*   65,239*   81,549*   97,858*   114,168*
 500,000......................................   48,929*   65,239*   81,549*   97,858*   114,168*

---------------
(*) Internal Revenue Code limits covered compensation to $200,000 for 2003.

     As a result of the January 2002 amendment to the pension plan, Zapata's Named Officers who are currently employed by the Company are now eligible to participate under the Pension Plan. The compensation covered by the pension plan includes the annual salaries and bonus of Messrs. Avram Glazer and Leonard DiSalvo, but no other amounts shown in the above Summary Compensation table. Estimated credited years of service for Mr. Glazer is 7 years, and for Mr. DiSalvo is 5 years. Amounts shown in the pension plan table are subject to deductions to for social security.

     The Zapata Supplemental Pension Plan was adopted effective April 1, 1992. This plan provides supplemental retirement payments to certain former senior executives of Zapata. The amounts of such payments equal the difference between the amounts received under the applicable pension plan and the amounts that would otherwise be received if pension plan payments were not reduced as the result of the limitations upon compensation and benefits imposed by federal law. Effective December 1994, the supplemental pension plan was frozen, except with respect to benefits already accrued.

     The Zapata 401(k) Plan is qualified under Sections 401(a) and 401(k) of the Code. Under the Plan, 3 types of contributions are authorized: (1) employee pre-tax, salary reduction contributions ("elective deferrals"); (2) matching employer contributions for participants who make elective deferrals to the Plan; and (3) discretionary employer contributions, based on cash flow, profitability and other financial circumstances as Zapata determines to be relevant. The matching contribution formula is 100% on elective deferrals up to 3% of compensation for the year and 50% of all deferral contributions of more than 3%; elective deferrals exceeding 5% of compensation for the year are not matched. All employees are eligible for participation in the elective deferral and matching contribution features of the plan upon attainment of age 21 or completion of 3 months of service, whichever is later. For the purposes of employer discretionary contributions, an employee enters the plan after completing 1 year of service or attaining age 21, whichever is later. Matching contributions are fully vested while discretionary employer contributions, if any, vest 20% for each year of vesting service.

CODE OF ETHICS AND BUSINESS CONDUCT

     The Company has adopted a Code of Ethics and Business Conduct to provide guidance to the Company's directors and key employees, including the Company's principal executive officer, principal accounting officer or controller or persons performing similar functions (collectively, the "Selected Officers"). The Company will provide without charge, upon request, a copy of the Code of Ethics and Business Conduct. Anyone wishing to obtain a copy should write to Zapata Corporation Investor Relations, 100 Meridian Centre Suite 350, Rochester, NY 14618.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission and the NYSE initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during 2003, all such filings required to be made by such persons were timely made in accordance with the requirements of the Exchange Act.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") is composed of two non-employee directors. The Committee is responsible for setting and administering the policies that govern executive salaries, bonuses, and other compensation including stock option grants.

     The Committee endeavors to ensure that the compensation programs for the Company's executive officers are effective in attracting and retaining key executives responsible for the success of the Company and are administered in an appropriate fashion in the long-term best interests of the Company and its stockholders. The Committee seeks to align total compensation for the Company's executive officers with the performance of the Company in light of its corporate strategy and objectives, including the returns to stockholders, and the individual performance of each executive officer in assisting the Company in accomplishing its goals. The Company's compensation program consists of (1) an annual component, which includes base salary and an annual incentive bonus, and
(2) a long-term component potentially consisting of stock options, stock appreciation rights, stock awards and cash awards. The Committee takes into consideration the recommendations of management in awarding compensation and setting compensation levels.

     The Committee's policy with respect to 2003 base salaries and bonuses for executive officers was to keep such amounts competitive with other companies of comparable size and complexity. Compensation in any particular case may vary from the industry average on the basis of annual and long-term Company performance as well as individual performance. The Committee will exercise its discretion to set compensation where, in its judgment, external, internal or individual circumstances warrant it.

BASE SALARY

     The determination of the base salaries for all the executive officers during 2003 was based on the Committee's subjective evaluation of individual and Company performance and did not involve application of objective measures of performance.

ANNUAL INCENTIVE BONUS

     Bonuses were paid to executive officers for 2003 based on the subjective evaluation of individual and Company performance.

STOCK OPTIONS

     Stock options are designed to provide long-term incentives and rewards, tied to the price of the Company's Common Stock. The Committee believes that stock options, which provide value to the participants only when the Company's stockholders benefit from stock price appreciation, are an appropriate complement to the Company's overall compensation policies. All employees, including executive officers, may receive stock options from time to time under the Company's stock option plan. The Committee takes into consideration the recommendations of management in awarding stock option grants to non-executive employees and directors. The decision to award stock options to an executive is based upon such considerations as the executive's overall compensation package, job performance, future potential, awards made to executives at comparable companies and other factors.

     Stock option grants made during 2003 were based on the subjective criteria as described above.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The compensation policies described above apply to the compensation of the President and Chief Executive Officer. The Committee is directly responsible for determining the salary level, annual bonuses and all awards and grants to the President and Chief Executive Officer. The Committee also gives consideration to its assessment of past performance and its expectations of future contributions. In the Committee's opinion, the salary and bonus of Mr. Avram Glazer reflect his position, duties, responsibilities with, and contributions to the Company.

    Robert V. Leffler, Jr., Chairman
     Warren H. Gfeller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2003, Mr. Robert V. Leffler, Jr. and Mr. Warren H. Gfeller served on the Company's Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

     The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The primary purpose of the Audit Committee of the Company's Board of Directors is to assist the Board of Directors in to assist the Board in monitoring:

     - the integrity of the accounting and financial reporting practices of the Company,

     - the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company,

     - performance of the Company's internal audit function, and

     - the compliance by the Company with legal and regulatory requirements.

     The Audit Committee met four times during 2003. Representatives from the Company's independent auditors, PricewaterhouseCoopers, LLC ("PwC") were present at each of the Committee's four meetings.

     On January 8, 2004, the Audit Committee received from PwC the written disclosures and the letter regarding PwC's independence required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee and PwC have also discussed PwC's independence relative to the Company.

     The Audit Committee has discussed with PwC the Company's financial management and financial structure and the matters relating to the conduct of the audit required to be discussed by Statement on Auditing Standards 61. The Audit Committee has also reviewed and discussed with the Company's management the Company's audited consolidated financial statements relating to 2003.

     Based upon the review and discussions described above, the Audit Committee recommended to the Company's Board of Directors that the Company's consolidated financial statements for 2003, audited by PwC be included in the Company's 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2004.

      Warren H. Gfeller, Chairman
      John R. Halldow
      Robert V. Leffler, Jr.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2002, the Company finalized the terms of a consulting agreement with its former Chairman of the Board of Directors, Malcolm Glazer. Subject to the terms of the agreement, the Company pays Malcolm Glazer $122,500 per month until April 30, 2006. The agreement also provides for health and other medical benefits for Mr. Glazer and his wife. This agreement will terminate in the event of Mr. Glazer's death or permanent disability.

     Gordon E. Forth, who serves as corporate secretary of Zapata and Zap.Com, is a partner at Woods Oviatt Gilman LLP which has acted as counsel to Zapata and Zap.Com.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicates the number of shares of Common Stock owned beneficially as of August 31, 2004 by:

     - each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock,

     - each director,

     - the Named Officers, and

     - all directors and executive officers as a group.

     Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such person or entity. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

     The following calculations are based upon the shares of the Company's Common Stock issued and outstanding on August 31, 2004 plus the number of such shares of common stock outstanding pursuant to Commission Rule 13d-3(d)(1). Shares of the Company's common stock subject to options exercisable within 60 days of August 31, 2004 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

ZAPATA CORPORATION

                                                               AMOUNT AND
                                                               NATURE OF
NAME AND ADDRESS                                               BENEFICIAL      PERCENT
OF BENEFICIAL OWNER                                           OWNERSHIP(1)   OF CLASS(1)
-------------------                                           ------------   -----------
Malcolm I. Glazer(2)(3).....................................   1,259,138        51.9%
Wellington Management Company, LLP(4).......................     208,800         8.7%
Royce & Associates, LLC(5)..................................     180,500         7.5%
Avram A. Glazer(3)..........................................      17,159           *
Robert V. Leffler, Jr.(3)...................................       1,333           *
Warren H. Gfeller(3)........................................       2,666           *
Bryan G. Glazer(3)..........................................      15,625           *
Edward S. Glazer(3).........................................      14,125           *
Darcie S. Glazer(3).........................................      14,125           *
Leonard DiSalvo(3)..........................................       9,833           *
John R. Halldow(3)..........................................         666           *
All directors and executive officers of Zapata as a group (8
  persons)..................................................      75,532         3.1%

---------------

 *  Represents beneficial ownership of less than 1.0%.

(1) The calculations for these columns are based upon the number of shares of Common Stock issued and outstanding on August 31, 2004, plus the number of shares of Common Stock deemed outstanding pursuant to Commission Rule 13d-3(d)(1). Shares of Company Common Stock subject to options exercisable within 60 days of August 31, 2004 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

(2) 1,226,638 of the shares reported are held in the name of the Malcolm I. Glazer Family Limited Partnership, 270 Commerce Drive, Rochester, New York 14623, in which Malcolm Glazer controls the sole general partner.

(3) Presently reported ownership includes 32,500, 13,459, 1,333, 2,666, 14,125,
    14,125, 9,833, 666 and 14,125 shares issuable under options exercisable within 60 days of March 31, 2004 held by Messrs. M. Glazer, A. Glazer, Leffler, Gfeller, B. Glazer, E. Glazer, DiSalvo, Halldow and Ms. D. Glazer, respectively.

(4) Based solely on a Schedule 13G, dated February 12, 2004, Wellington Management Company ("WMC"), LLP, 75 State St., Boston, Massachusetts 02109, is the beneficial owner of 208,800 shares. WMC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and acts as parent company or control person in accordance with Rule
    13d-b1(b)(1)(ii)(G).

(5) Based solely on a Schedule 13G, dated February 9, 2004, Royce & Associates ("Royce"), LLC, 1414 Avenue of the Americas, New York, New York 10019, is the beneficial holder of 80,500 shares. Royce is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Royce possesses voting power over the shares owned.

     The following tables indicate the number of shares of common stock of Zapata's subsidiaries owned beneficially as of August 31, 2004 by each Named Officer and all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such person or entity.

  Safety Components International, Inc.

                                                              AMOUNT AND
                                                              NATURE OF
NAME AND ADDRESS                                              BENEFICIAL   PERCENT
OF BENEFICIAL OWNER                                           OWNERSHIP    OF CLASS
-------------------                                           ----------   --------
Avram Glazer................................................     --          --
Leonard DiSalvo.............................................     --          --
All directors and executive officers of Zapata as a group...     --          --

  Omega Protein Corporation

                                                              AMOUNT AND
                                                              NATURE OF
NAME AND ADDRESS                                              BENEFICIAL   PERCENT
OF BENEFICIAL OWNER                                           OWNERSHIP    OF CLASS
-------------------                                           ----------   --------
Avram Glazer(1).............................................    568,200       2.3%
Leonard DiSalvo.............................................         --        --
All directors and executive officers of Zapata as a group...    568,200       2.3%

---------------

 *  Represents beneficial ownership of less than 1.0%.

(1) Includes 568,200 shares issuable under options exercisable within 60 days of August 31, 2004.

  Zap.Com Corporation

                                                              AMOUNT AND
                                                              NATURE OF
NAME AND ADDRESS                                              BENEFICIAL   PERCENT
OF BENEFICIAL OWNER                                           OWNERSHIP    OF CLASS
-------------------                                           ----------   --------
Avram Glazer(1).............................................    415,000         *
Leonard DiSalvo(2)..........................................    100,000         *
All directors and executive officers of Zapata as a group...    525,000         *

---------------

 *  Represents beneficial ownership of less than 1.0%

(1) Includes 365,000 shares issuable under options exercisable within 60 days of August 31, 2004. These options expire on October 20, 2004.

(2) Includes 100,000 shares issuable under options exercisable within 60 days of August 31, 2004. These options expire on October 20, 2004.

                               CHANGE OF CONTROL

     On September 2, 2004, the Malcolm I. Glazer Family Limited Partnership filed a Schedule 13D (the "13D") indicating that it had acquired 114,700 shares of the Company's Common Stock in a broker assisted open market transaction at the price of $61.50 per share, for an aggregate consideration of $7,054,050. Malcolm Glazer controls the sole general partner of the Malcolm I. Glazer Family Limited Partnership. The 13D states that the Malcolm I. Glazer Family Limited Partnership acquired the Company's shares with a capital contribution of personal funds from Mr. Glazer.

     Following completion of the transaction, the Malcolm I. Glazer Family Limited Partnership beneficially owns 1,259,138 shares of the Company's Common Stock, which constitutes approximately 51.9% of the Company's outstanding shares of Common Stock. As the result the transaction, the Malcolm I. Glazer Family Limited Partnership's beneficial ownership of the Company's voting securities increased from approximately 47.2%. This amount includes 32,500 shares beneficially owned by Malcolm Glazer that are purchasable upon the exercise of stock options presently or within 60 days after the date hereof under certain of the Registrant's stock option plans.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The Commission requires a five-year comparison of the cumulative total return of the Company's Common Stock with that of (1) a broad equity market index and (2) a published industry or line-of-business index, or index of peer companies with similar market capitalization. Pursuant to the Commission's rules, the graph presented below includes comparisons of the performance (on a cumulative total return basis) of the Company's Common Stock with the S&P SmallCap 600 Index and the Dow Jones US Industrial Diversified Index. The stock price performance shown on the graph is not necessarily indicative of future price performance.

     The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this document by reference and shall not otherwise be deemed filed.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG ZAPATA CORPORATION, THE S & P SMALLCAP 600 INDEX
               AND THE DOW JONES US INDUSTRIAL, DIVERSIFIED INDEX

                                  (LINE GRAPH)

                                                        CUMULATIVE TOTAL RETURN
           -------------------------------------------------------------------------------------
                                        12/98     12/99     12/00     12/01     12/02     12/03
           -------------------------------------------------------------------------------------
            Zapata Corporation         100.00     37.76     12.76     23.67     24.94     47.34
            S & P SmallCap 600         100.00    112.40    125.67    133.89    114.30    158.63
            Dow Jones US Industrial,
              Diversified              100.00    135.47    136.45    122.67     79.65    107.76

---------------
* $100 invested on 12/31/98 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

Copyright (C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

                                   PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of PricewaterhouseCoopers, LLP to act as the Company's independent auditors for 2004. The Board of Directors considers PricewaterhouseCoopers, LLP to be well qualified. A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. Neither the firm nor any of its partners has any direct financial interest or any indirect financial interest in the Company other than as independent auditors. This selection is being submitted for ratification at the meeting.

     This proposal will be ratified if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, and a quorum is present. If not ratified, the selection will be reconsidered by the Board, although the Board of Directors will not be required to select different independent auditors for the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE BOARD'S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

AUDITORS' FEES

     Our Audit Committee's policy is to pre-approve all audit and permitted non-audit services provided by the independent auditors, PricewaterhouseCoopers LLP subject to the de minimis exceptions for non-audit services described in
Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate authority to a subcommittee to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Our Audit Committee pre-approved all such audit and non-audit services provided by the independent auditors. These services have included audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

                                                         YEAR ENDED          YEAR ENDED
                                                      DECEMBER 31, 2003   DECEMBER 31, 2002
                                                      -----------------   -----------------
Audit Fees..........................................       $93,000             $86,400
Audit-Related Fees..................................        15,100              11,500
Tax Fees............................................       105,200             236,900
All Other Fees......................................            --                  --

                                  HOUSEHOLDING

     The Commission allows the Company to deliver a single proxy statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as "householding," can result in significant cost savings for the Company. In order to take advantage of this opportunity, Zapata and banks and brokerage firms that hold your shares have delivered only one proxy statement and annual report to multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Vice-President Finance and Chief Financial Officer, Zapata Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618,
(585) 242-2000. Stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Company in the same manner. If you are the beneficial owner, but not the record holder, of the Company's shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter properly comes before the meeting, it is intended that proxies in the enclosed form will be voted on the matter in accordance with the discretion of the persons named in the proxy.

         STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

     Under applicable securities laws, stockholder proposals must be received by the Company no later than May 24, 2005 to be considered for inclusion in the Company's proxy statement relating to the 2005 Annual Stockholders Meeting. If the Company changes the date of the 2005 Annual Meeting by more than 30 days from the date of the 2004 Annual Meeting, then stockholder proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy statement for the 2005 Annual Meeting. A stockholder proposal submitted outside the process of Commission Rule 14a-8 is considered untimely if it is not received by August 9, 2005.

                                          By Order of the Board of Directors,

                                          /s/ AVRAM A. GLAZER

                                          Avram A. Glazer,
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Rochester, New York
September 21, 2004

                                   APPENDIX A

                               ZAPATA CORPORATION
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                                       I.
                               COMMITTEE PURPOSE

     The Audit Committee of Zapata Corporation (the "COMPANY") is a standing committee of the Board of Directors of the Company (the "BOARD") established by action of the Board permitted under the By-Laws of the Company and the Nevada Revised Statutes. The primary objective and role of the Audit Committee is to
(a) assist the Board in monitoring (1) the integrity of the accounting and financial reporting practices of the Company, (2) the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the "INDEPENDENT AUDITOR"),
(3) performance of the Company's internal audit function, and (4) the compliance by the Company with legal and regulatory requirements; and (b) prepare any reports required by law to be prepared by the Committee, including any reports required to be included in the Company's annual proxy statement and as otherwise required by law.

                                      II.
                              COMMITTEE MEMBERSHIP

     The membership of the Committee consists of at least three directors, as determined by the Board. Each member shall meet the independence and experience requirements of the listing standards of The New York Stock Exchange ("NYSE"),
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION"). In addition, at least one member of the Committee shall be an "audit committee financial expert," as defined by the Commission. Committee members will not serve simultaneously on the audit committees of more than two other public companies.

     The members of the Committee shall be directors of the Company appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier death or resignation. Any member of the Committee may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from the Committee. Vacancies may be filled by the Board. Unless a Chair is appointed by the Board, the Committee members may designate a Chair by majority vote of all Committee members.

                                      III.
                       COMMITTEE STRUCTURE AND OPERATIONS

     The Committee shall meet as often as it determines necessary, but no less frequently than once each quarter. The agenda for Committee meetings shall be prepared by the Chair of the Committee with input from other Committee members, management and the independent auditors. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall meet in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear all such participants. A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting and the Committee may act by a vote of a majority of members present at such meeting. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. In lieu of a meeting, the Committee may act by unanimous written consent. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee will report its actions at the next meeting of the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision hereof, (b) any provision of the By-Laws of the Company, or (c) the Nevada Revised Statutes.

                                      IV.
                       COMMITTEE COMMUNICATIONS/REPORTING

     The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the Company's internal auditors, and the Company's management. This communication will include periodic separate executive sessions with each of these parties. The Committee shall meet periodically, but no less frequently than annually, with management, the internal auditors (if applicable), and the independent accountants in separate executive sessions.

                                       V.
                         EDUCATION OF COMMITTEE MEMBERS

     The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

                                      VI.
                          AUTHORITY AND RESPONSIBILITY

     The Committee has sole authority over the appointment and replacement of the independent auditor and is directly responsible for compensation, and oversight of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).

     The Committee shall pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate authority to a subcommittee to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Committee will have the authority necessary to discharge its duties and responsibilities, including the authority to retain independent legal, accounting or other experts or consultants, as it deems appropriate and to authorize and conduct investigations into any matters within the Committee's scope of responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

     The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (a) the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) any independent counsel, accountants or other advisors employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee's specific responsibilities, to the extent that the Committee determines the performance of such responsibilities to be necessary or appropriate, in carrying out its oversight role and the timing of the performance of those responsibilities, are delineated in the Audit Committee Responsibilities Calendar attached to this Charter as APPENDIX A. The responsibilities set forth in APPENDIX A may be amended from time to time by the Board and the timing of such responsibilities may be amended from time to time by the Board or the Committee. In addition, the Committee may perform any other activities consistent with this

Charter, the Company's By-Laws and policies and procedures and applicable laws, rules and regulations, as the Committee or the Board deems necessary or appropriate.

     The Committee shall establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

     The Committee will at least annually perform an evaluation of the performance of the Committee and its members. The Committee will also review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

                                      VII.
                         LIMITATION OF COMMITTEE'S ROLE

     The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

                                   APPENDIX A
                   AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

                                                                  WHEN PERFORMED
                                                        Audit Committee Meetings

---------------------------------------------------------------------------------------------------------
                                                                                Q    Q    Q    Q     AS
                 RESPONSIBILITY                                                 1    2    3    4   NEEDED
---------------------------------------------------------------------------------------------------------
                 A. FINANCIAL STATEMENT AND DISCLOSURE MATTERS
---------------------------------------------------------------------------------------------------------
 1.              Review and discuss with management and the internal auditor                   x
                 (if applicable) the annual audited financial statements,
                 including disclosures made in management's discussion and
                 analysis, and recommend to the Board whether the audited
                 financial statements should be included in the Company's
                 Form 10-K.
---------------------------------------------------------------------------------------------------------
 2.              Review and discuss with management and the independent         x    x    x
                 auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial
                 statements.
---------------------------------------------------------------------------------------------------------
 3.              Discuss with management and the independent auditor            x    x    x    x
                 significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the
                 Company's election or application of accounting principles, any major issues as to the adequacy of the Company's
                 internal controls and any special steps adopted in light of material control deficiencies and the adequacy of
                 disclosures about changes in internal controls over
                 financial reporting.
---------------------------------------------------------------------------------------------------------
 4.              Review and discuss quarterly reports from the independent      x    x    x    x
                 auditor on: (a) All critical accounting policies and
                 practices to be used.
                 (b) All alternative treatments of financial information
                 within GAAP that have been discussed with management,
                 ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.
                 (c) Other material written communications between the
                 independent auditor and management, such as any management letter or schedule of unadjusted differences.
---------------------------------------------------------------------------------------------------------
 5.              Discuss with management the Company's earnings press           x    x    x    x
                 releases, including the use of "pro forma" or "adjusted"
                 non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies
                 (if applicable). Such discussion may be done generally,
                 consisting of discussing the types of information to be
                 disclosed and the type of presentations to be made.
---------------------------------------------------------------------------------------------------------
 6.              Discuss with management and the independent auditor the        x    x    x    x     x
                 effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial
                 statements.
---------------------------------------------------------------------------------------------------------
 7.              Discuss with management the Company's major financial risk                          x
                 exposures and the steps management has taken to monitor and control such exposures, including the Company's risk
                 assessment and risk management policies.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                Q    Q    Q    Q     AS
                 RESPONSIBILITY                                                 1    2    3    4   NEEDED
---------------------------------------------------------------------------------------------------------
 8.              Discuss with the independent auditor the matters required to   x    x    x    x
                 be discussed by Statement on Auditing Standards No. 61
                 relating to the conduct of the audit, including any
                 difficulties encountered in the course of the audit work,
                 any restrictions on the scope of activities or access to
                 requested information, and any significant disagreements
                 with management.
---------------------------------------------------------------------------------------------------------
 9.              Review disclosures made to the Committee by the Company's      x    x    x    x
                 CEO and CFO during their certification process for the Form
                 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material
                 weaknesses therein and any fraud involving management or
                 other employees who have a significant role in the Company's internal controls.
---------------------------------------------------------------------------------------------------------
 10.             Prepare the report required by the rules of the Commission     x
                 to be included in the Company's annual proxy statement.
---------------------------------------------------------------------------------------------------------
 11.             Ensure that a public announcement of the Company's receipt                          x
                 of an audit opinion that contains a going concern
                 qualification is made promptly.
---------------------------------------------------------------------------------------------------------
                 B. OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE
                 INDEPENDENT AUDITOR.
---------------------------------------------------------------------------------------------------------
 12.             Review and evaluate the lead partner of the independent                  x          x
                 auditor team.
---------------------------------------------------------------------------------------------------------
 13.             Obtain and review a report from the independent auditor at               x          x
                 least annually regarding (a) the independent auditor's
                 internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or
                 investigation by governmental or professional authorities
                 within the preceding five years respecting one or more
                 independent audits carried out by the firm, (c) any steps
                 taken to deal with any such issues, and (d) all
                 relationships between the independent auditor and the
                 Company. Evaluate the qualifications, performance and
                 independence of the independent auditor, including
                 considering whether the auditor's quality controls are
                 adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors (if applicable). The Committee shall present its
                 conclusions with respect to the independent auditor to the
                 Board.
---------------------------------------------------------------------------------------------------------
 14.             Ensure the rotation of the lead (or coordinating) audit        x
                 partner and reviewing audit partner as required by law.
---------------------------------------------------------------------------------------------------------
 15.             Set policies for the Company's hiring of employees or former                        x
                 employees of the independent auditor who participated in any capacity in the audit of the Company.
---------------------------------------------------------------------------------------------------------
 16.             Review with the independent auditor and management prior to                   x
                 the audit, the audit scope and the planning and staffing of the audit.
---------------------------------------------------------------------------------------------------------

                               ZAPATA CORPORATION
                          PROXY / VOTING INSTRUCTIONS

                               ZAPATA CORPORATION
                              100 MERIDIAN CENTRE
                                   SUITE 350
                           ROCHESTER, NEW YORK 14618

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Avram Glazer and Leonard DiSalvo, and each, as attorney and agent with full power of substitution, to vote as proxy all the shares of Common Stock of Zapata Corporation the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Zapata Corporation to be held on November 1, 2004 and at any adjournment(s) thereof, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by telephone, please follow the instructions on the reverse of this card. To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated __________________, 2004


________________________________
Signature

________________________________
Signature if held jointly

When signing as Executor, Administrator,
Trustee or the like, please give full title.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSAL 1 AND 2. ANY PROXY WHICH IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY DIRECTOR NOMINEE, SHALL BE DEEMED TO GRANT SUCH AUTHORITY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

[X] Please mark your vote as in this example.


(1) Election of Directors       FOR ALL [ ]                WITHHOLD AUTHORITY TO VOTE FOR [ ]       EXCEPTIONS [ ]
(except as specified below)     nominees listed below      all nominees listed below


Edward S. Glazer
Robert V. Leffler, Jr.

Instructions: To withhold vote for any individual nominee, mark the "Exceptions" box and write that nominee's name(s) in the space provided below.
-------------------------

(2) Proposal to ratify selection of PricewaterhouseCoopers LLP as independent auditors

FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

    (Sign and date on reverse side)

THE ZAPATA CORPORATION - ANNUAL MEETING - November 1, 2004

ZAPATA CORPORATION NOW OFFERS PHONE VOTING
24 HOURS A DAY, 7 DAYS A WEEK

ON A TOUCH-TONE PHONE, CALL TOLL-FREE 1-800-PROXIES (OR 1-800-776-9437). YOU WILL HEAR THESE INSTRUCTIONS:

- -   ENTER THE CONTROL NUMBER FROM THE BOX ABOVE, JUST BELOW THE PERFORATION.

- - YOU WILL THEN HAVE TWO OPTIONS: OPTION 1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS; OR OPTION 2: TO VOTE ON EACH PROPOSAL SEPARATELY.

- -   YOUR VOTE WILL BE REPEATED TO YOU AND YOU WILL BE ASKED TO CONFIRM IT.

IF YOU HAVE VOTED BY PHONE, PLEASE DO NOT RETURN THE PROXY CARD.

THANK YOU FOR VOTING